Waddell & Reed Advisors Funds

Supplement dated December 29, 2016 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 29, 2016, as amended June 8, 2016

and as supplemented July 29, 2016 and September 30, 2016

Effective January 1, 2017, the following changes are made to the first paragraph of the “Your Account — Choosing a Share Class — Potential Conflicts of Interest” section on page 62:

The words “, its financial advisors” in the second sentence and the entire fourth sentence are both deleted.

Supplement	Prospectus	1